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                                                            EXHIBIT 23.6


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the use of our report for Softool Corporation dated September 29, 1995 in this Form S-1 registration statement and to all references to our Firm included in this Registration Statement.


                                                  ARTHUR ANDERSEN LLP

Los Angeles, California
July 3, 1996